PAGE 1
                             June 19, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    Re:  T. Rowe Price Tax-Exempt Money Fund, Inc.
         (File Nos.: 002-67029/811-3055)

Commissioners:

    We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 32 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

    Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                           Sincerely,


                           /s/Shereff, Friedman, Hoffman & Goodman, LLP
                           Shereff, Friedman, Hoffman & Goodman, LLP

PAGE 2
                             June 19, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    Re:  T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
         (File Nos.: 002-87059/811-3872)

Commissioners:

    We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 25 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

    Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                           Sincerely,


                           /s/Shereff, Friedman, Hoffman & Goodman, LLP
                           Shereff, Friedman, Hoffman & Goodman, LLP


PAGE 3
                             June 19, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    Re:  T. Rowe Price Tax-Free Income Fund, Inc.
         (File Nos.: 002-57265/811-2684)

Commissioners:

    We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 43 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

    Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                           Sincerely,


                           /s/Shereff, Friedman, Hoffman & Goodman, LLP
                           Shereff, Friedman, Hoffman & Goodman, LLP

PAGE 4
                             June 19, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    Re: T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (File Nos.: 033-49117/811-7051)

Commissioners:

    We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 7 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

    Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                           Sincerely,

                           /s/Shereff, Friedman, Hoffman & Goodman, LLP
                           Shereff, Friedman, Hoffman & Goodman, LLP

PAGE 5
                             June 19, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    Re:  T. Rowe Price Tax-Free High Yield Fund, Inc.
         (File Nos.: 002-94641/811-4163)

Commissioners:

    We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 19 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

    Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

                           Sincerely,


                           /s/Shereff, Friedman, Hoffman & Goodman, LLP
                           Shereff, Friedman, Hoffman & Goodman, LLP